Exhibit 10.1

Certain information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

SUPPLEMENTAL AGREEMENT NO. 38

to

PURCHASE AGREEMENT NO. 03735

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Relating to Boeing Model 737 MAX Aircraft
This SUPPLEMENTAL AGREEMENT No. 38 (SA-38) To PURCHASE AGREEMENT NO. 03735, entered into as of August 7, 2026 (Effective Date), by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing) and AMERICAN AIRLINES, INC. a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 03735 dated February 1, 2013 relating to Boeing Model 737 MAX Aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;

    WHEREAS, Boeing provided to Customer notice No. AAL-NM-2603149, dated June 1 ,2026, [****] to Customer for [****] Aircraft, each capitalized term as defined in Letter Agreement No. AAL-PA-3735-LA-2306984 entitled “[****]” (the [****]);

WHEREAS, Customer provided notice to Boeing, on June 29, 2026, [****] Aircraft and Boeing and Customer agree to [****] Aircraft (now a [****] Aircraft (as defined in the [****])) to the following [****] (as defined in the [****]) as shown below:

Table	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
PA-03735    SA-38

BOEING PROPRIETARY

[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

    WHEREAS, Customer and Boeing agree to [****], as defined in Letter Agreement No. AAL-PA-03735-LA-1106651R17 entitled “[****]” (the [****]), for [****] ([****]) [****] Aircraft, (as defined in the [****]) listed in Attachment B of the [****], to the [****] as shown below:

[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
;and

    NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree that the Purchase Agreement is amended and supplemented as set forth below and otherwise agree as follows:

1.Table of Contents.
The “Table of Contents” to the Purchase Agreement referencing SA-37 in the footer is deleted in its entirety and is replaced with the new “Table of Contents” (attached hereto) referencing SA-38 in the footer to reflect changes made to the Purchase Agreement by this SA-38. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.

2.Tables.
Table 1-7.     Table 1-7 of the Purchase Agreement titled “[****] Aircraft Delivery Description, Price and Advance Payments,” is hereby deleted in its entirety and replaced with a new Table 1-7 titled “[****]Aircraft Delivery Description, Price and Advance Payments,” attached hereto, referencing SA-38 in the footer.
3.Letter Agreement.
3.1[****]. Letter Agreement No. AAL-PA-03735-LA-2306975R3 is hereby deleted in its entirety and replaced with Letter Agreement No. AAL-PA-03735-LA-2306975R4 (attached hereto) entitled “[****]”, (Revised [****] Letter Agreement), referencing SA-38 in the footer, to [****] (as defined in the [****]) for each of the [****] Aircraft listed in the table above. The Revised [****] Letter Agreement is hereby incorporated into the Purchase Agreement.
PA-03735    SA-38

BOEING PROPRIETARY

3.2[****]. Letter Agreement No. AAL-PA-03735-LA-110665R17 is hereby deleted in its entirety and replaced with Letter Agreement No. AAL-PA-03735-LA-1106651R18 (attached hereto) entitled “[****]”, (Revised [****] Letter Agreement), referencing SA-38 in the footer, to reflect the rescheduling of [****] ([****]) [****] Aircraft in Attachment B of the Revised [****] Letter Agreement. The Revised [****] Letter Agreement is hereby incorporated into the Purchase Agreement.
3.3[****]. Letter Agreement No. AAL-PA-03735-LA-2306974R1 is hereby deleted in its entirety and replaced with Letter Agreement No. AAL-PA-03735-LA-2306974R2 (attached hereto) entitled “[****]”, (Revised [****] Letter Agreement), referencing SA-38 in the footer, to reflect an administrative update. The Revised [****] Letter Agreement is hereby incorporated into the Purchase Agreement.
4.[****].
4.1Upon execution of this SA-38, [****]. [****] for the [****] Aircraft, [****] in this SA-38, will be [****] with the [****].
5.Miscellaneous.
5.1The Purchase Agreement is amended and supplemented as set forth above by the revised Table of Contents, Revised [****] Aircraft Letter Agreement, Revised [****] Letter Agreement, Revised [****], and the new Table 1-7. All other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.
5.2References in the Purchase Agreement and any supplemental agreements and associated letter agreements to the letter agreement listed in the left column of the below table shall be deemed to refer to the corresponding revised versions of the supplemental exhibits and letter agreement listed in the right column of the below table.

Reference	Replacement Reference
Letter Agreement No. AAL-PA-03735-LA- AAL-PA-03735-LA-2306975R3	Letter Agreement No. AAL-PA-03735-LA-2306975R4
Letter Agreement No. AAL-PA-03735-LA-1106651R17	Letter Agreement No. AAL-PA-03735-LA-1106651R18
Letter Agreement No. AAL-PA-03735-LA-2306974R1	Letter Agreement No. AAL-PA-03735-LA-2306974R2

5.3Solely for purposes of this SA-38, that Parties agree [****] ([****]) [****] in Section 2.2 of the [****] to [****] to [****] ([****]) [****] of its [****].

PA-03735    SA-38

BOEING PROPRIETARY

AGREED AND ACCEPTED this

August 7, 2026
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	VP Financial Planning and Analysis
Title	Title

PA-03735    SA-38

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
Article 6.	Confidentiality
TABLE
1R12 1-2R1 1-3R6 1-4R7 1-5R3 1-6 1-7	Aircraft Information Table [****] Aircraft Information Table [****] Aircraft Delivery, Description, Price, and Advance Payments 737-8 [****] Aircraft Delivery, Description, Price, and Advance Payments [****] 737-8 [****] Aircraft Delivery, Description, Price, and Advance Payments [****] Aircraft Delivery, Description, Price, and Advance Payments [****] Aircraft Delivery, Description, Price, and Advance Payments	19 32 19 29 32 32 38
EXHIBITS
AR1 A2 A3 A4	Aircraft Configuration [****] Delivery Aircraft Configuration [****] Delivery Aircraft Configuration [****] Aircraft Configuration	6 9 29 32
B.	Aircraft Delivery Requirements and Responsibilities
C.	Definitions
SUPPLEMENTAL EXHIBITS
AE1.	[****]
BFE1. BFE2.	BFE Variables – [****] BFE Variables – [****]	32
CS1R1. CS1-2.	Customer Support Variables Customer Support Variables [****]	4 33
EE1. EE1-2.	[****] [****]	33
SLP1.	[****]
PA-03735        Page 1 of 3
    SA-38
BOEING PROPRIETARY

LETTER AGREEMENTS		SA NUMBER
LA-1106648R1	Special Matters	6
LA-1106649	[****]
LA-1106650R8	[****]	32
LA-1106651R18	[****]	38
LA-1106652R3	[****]	32
LA-1106654R2	[****]	36
~~LA-1106655~~	~~Open Matters – 737 MAX~~ Withdrawn	6
LA-1106656R1	[****]	1
LA-1106657R1	[****]	2
LA-1106663 R1	[****]	2
LA-1106664 R1	[****]	2
LA-1106658	[****]
LA-1106659R4	[****]	32
LA-1106660R1	Spare Parts Initial Provisioning	33
LA-1106661R2	[****]	2
LA-1106667	[****]
LA-1106668R1	[****]	8
LA-1106669	[****]
LA-1106670R1	Confidentiality	32
LA-1106671R2	Miscellaneous Commitments	32
LA-1106672	Extended Warranty Option
LA-1106673R1*	[****]	4
LA-1106677	[****]
LA-1600073	[****]	4
LA-1600852	[****]
LA-1603773	[****]	5
LA-1605402R1	[****]	23
LA-1700919	[****]	7
LA-1801206R1	[****]	37
LA-2002704	[****]	11
LA-2002743	[****]	11
LA-2003342	[****]	11
LA-2003486	[****]	14
LA-2204032R1	[****]	32
LA-2306974R2	[****]	38
LA-2306975R4	[****]	38
LA-2306976	[****]	32
LA-2306977	[****]	32
LA-2306978	[****]	32
LA-2306979	[****]	32
LA-2306980	[****]	32
LA-2306981	[****]	32
PA-03735        Page 2 of 3
    SA-38
BOEING PROPRIETARY

LETTER AGREEMENTS, continued		SA NUMBER
LA-2306982	[****]	32
LA-2306983R1	[****]	34
LA-2306984	[****]	32
LA-2306985	[****]	32
LA-2306986	[****]	32
LA-2402910	[****]	33

* - This is an intended gap as there are no Letter Agreements LA-1106674 through LA-1106676 incorporated by the Purchase Agreement.
PA-03735        Page 3 of 3
    SA-38
BOEING PROPRIETARY

Table 1-7 To
Purchase Agreement No. PA-03735
[****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-10	[****] pounds	Detail Specification:	[****]
Engine Model/Thrust:	CFMLEAP-1B27	[****]pounds	Airframe Price Base Year/Escalation Formula:	[****]	[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]		[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (ECI):
Buyer Furnished Equipment (BFE) Estimate:		$[****]	Base Year Index (ECI):	[****]
In-Flight Entertainment (IFE) Estimate:		$[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]
Deposit per Aircraft:		$[****]

	[****] (if Applicable)^	Number	Escalation		Nominal	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery		of	Factor	Notes	Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date		Aircraft	(Airframe)		Month	Price Per A/P	[****]	[****]	[****]	[****]
~~[****]-2028~~		~~1~~	~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~Yes~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~		~~2~~	~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~Yes~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~		~~3~~	~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~Yes~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
AL-PA-03735 122715-1F.txt                Boeing and American Proprietary                                    SA-38

Table 1-7 To
Purchase Agreement No. PA-03735
[****] Aircraft Delivery, Description, Price and Advance Payments

	[****] (if Applicable)^	Number	Escalation		Nominal	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery		of	Factor	Notes	Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date		Aircraft	(Airframe)		Month	Price Per A/P	[****]	[****]	[****]	[****]
~~[****]-2028~~		~~3~~	~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~Yes~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~		~~2~~	~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~Yes~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~		~~3~~	~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~Yes~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~		~~3~~	~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~Yes~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~		~~3~~	~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~Yes~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
[****]-2028		2	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]	1	[****]	1	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
AL-PA-03735 122715-1F.txt                Boeing and American Proprietary                                    SA-38

Table 1-7 To
Purchase Agreement No. PA-03735
[****] Aircraft Delivery, Description, Price and Advance Payments

	[****] (if Applicable)^	Number	Escalation		Nominal	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery		of	Factor	Notes	Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date		Aircraft	(Airframe)		Month	Price Per A/P	[****]	[****]	[****]	[****]
~~[****]-2029~~		~~1~~	~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2029~~			~~[****]~~		~~Yes~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2029~~			~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
[****]-2029	[****]-[****]	2	[****]	1	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
~~[****]-2029~~		~~2~~	~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2029~~			~~[****]~~		~~Yes~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2029~~			~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
[****]-2029		1	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]	3	[****]	1	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		2	[****]	2	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]	3	[****]	1, 2	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
AL-PA-03735 122715-1F.txt                Boeing and American Proprietary                                    SA-38

Table 1-7 To
Purchase Agreement No. PA-03735
[****] Aircraft Delivery, Description, Price and Advance Payments

	[****] (if Applicable)^	Number	Escalation		Nominal	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery		of	Factor	Notes	Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date		Aircraft	(Airframe)		Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2029		1	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]	2	[****]	1	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		1	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]	3	[****]	1	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]	3	[****]	1	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]	3	[****]	1	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]	2	[****]	1	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2030	[****]-[****]		[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2030	[****]-[****]		[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
AL-PA-03735 122715-1F.txt                Boeing and American Proprietary                                    SA-38

Table 1-7 To
Purchase Agreement No. PA-03735
[****] Aircraft Delivery, Description, Price and Advance Payments

	[****] (if Applicable)^	Number	Escalation		Nominal	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery		of	Factor	Notes	Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date		Aircraft	(Airframe)		Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2030	[****]-[****]	1	[****]	1	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2030	[****]-[****]		[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2030	[****]-[****]		[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2030	[****]-[****]	2	[****]	1	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2030	[****]-[****]		[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2030	[****]-[****]		[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
Total:		30
*[****] ^[****] Notes: 1 - [****] 2 – [****]
AL-PA-03735 122715-1F.txt                Boeing and American Proprietary                                    SA-38

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03735-LA-1106651R18

American Airlines, Inc.
1 Skyview Drive MD8B302
Fort Worth, Texas 76155

Subject:    [****]
Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) which replaces and supersedes Letter Agreement No. AAL-PA-03735-LA-1106651R17 (R17 Agreement), is entered into on the date below and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. Revisions to the R17 Agreement are indicated in bold text.
1.Right to Purchase [****].
Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in [****] to the Purchase Agreement as of the date of execution of this Letter Agreement, [****] ([****]) and [****] ([****]). As of the Effective Date (as defined in Supplemental Agreement No. 34 to the Purchase Agreement (SA-34)) of SA-34 to the Purchase Agreement, there are [****].
2.[****].
2.1Intentionally Omitted.
2.2Intentionally Omitted.
2.3[****]. The [****] with [****] ([****]) in [****] ([****]) [****] for each [****] are listed in Attachment B to this Letter Agreement. No later than [****] to the [****] in each calendar [****] for years [****], Boeing will provide written notice setting forth [****] with a [****] in such calendar [****] ([****]). However, [****], the [****] for such [****] will be [****]. Such notice will constitute an amendment to Attachment B to this Letter Agreement.
3.[****].
3.1Subject to the provisions of Section 3.2 below, the [****] the Detail Specification for the Aircraft [****] at the time of [****] (as defined in Section 8 below). Such Detail Specification will be revised to include:
AAL-PA-03735-LA-1106651R18    SA-38
[****]    Page 1of 6
BOEING AND AMERICAN PROPRIETARY

(i)[****],
(ii)[****], and

(iii)     [****].
3.2[****] the right to [****] the [****] starting from a [****]; [****] which would result pursuant to the provisions of Section 3.1 above.
4.[****].
4.1The [****] for each of the [****] to this Letter Agreement.
4.2The [****] for each of the [****] shall be [****] ([****]) [****].
4.3The [****] shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of [****].
5.[****].
5.1[****].
5.2[****].
5.3[****].
6.Reserved.
7.[****].
7.1Customer may [****] to Boeing [****] ([****]):
7.1.1Intentionally Omitted.
7.1.2[****].
7.2Reserved.
8.[****].
8.1[****].
8.2Reserved.
8.2.1Reserved.
8.2.2    Reserved.
8.3     Reserved.
    8.3.1    Reserved.
AAL-PA-03735-LA-1106651R18    SA-38
[****]    Page 2 of 5
BOEING AND AMERICAN PROPRIETARY

9.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part, without the prior written consent of Boeing.
10.Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670R1 entitled “Confidentiality”.
Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

AAL-PA-03735-LA-1106651R18    SA-38
[****]    Page 3 of 5
BOEING AND AMERICAN PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	August 7, 2026

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	VP, Financial Planning & Analysis

Attachments:
Attachment A – Intentionally Omitted.
Attachment B – 737-10 [****] Aircraft
AAL-PA-03735-LA-1106651R18        SA-38
[****]    Page 4 of 5
BOEING AND AMERICAN PROPRIETARY

Attachment B To
Letter Agreement No. AAL-PA-03735-LA-1106651R18
737-10 [****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-10	[****]
Engine Model/Thrust:	CFMLEAP-1B27	[****]	Configuration Specification:	[****]
Airframe Price:		$[****]	Airframe Price Base Year/Escalation Formula:	[****]	[****]
Optional Features Estimate:		$[****]	Engine Price Base Year/Escalation Formula:
Sub-Total of Airframe and Features:		$[****]
Engine Price (Per Aircraft):		$[****]	Airframe Escalation Data:
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (ECI):	[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]	Base Year Index (CPI):	[****]
Seller Purchased Equipment (SPE)/In-Flight Entert		$[****]
Non-Refundable Deposit/Aircraft:		$[****]

Delivery	Number of	Nominal Delivery
Date	Aircraft	Month
~~[****]-2029~~	~~2~~	~~No~~
~~[****]-2029~~		~~Yes~~
~~[****]-2029~~		~~No~~
~~[****]-2029~~	~~1~~	~~No~~
~~[****]-2029~~		~~Yes~~
~~[****]-2029~~		~~No~~
[****]-2030	2	No
[****]-2030		Yes
[****]-2030		No
[****]-2030	1	No
[****]-2030		Yes
[****]-2030		No
[****]-2030	2	No
[****]-2030		Yes
[****]-2030		No
[****]-2030	1	No
[****]-2030		Yes
[****]-2030		No
[****]-2030	1	No
[****]-2030		Yes
[****]-2030		No
AAL-PA-03735-LA-1106651R18 122666-1O.txt                                SA-38
Attachment B - [****] Aircraft        Boeing and American Proprietary                        Page 1

Attachment B To
Letter Agreement No. AAL-PA-03735-LA-1106651R18
737-10 [****] Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Nominal Delivery
Date	Aircraft	Month
[****]-2030	1	No
[****]-2030		Yes
[****]-2030		No
[****]-2030	1	No
[****]-2030		Yes
[****]-2030		No
[****]-2030	2	No
[****]-2030		Yes
[****]-2030		No
[****]-2030	1	No
[****]-2030		Yes
[****]-2030		No
[****]-2031	3	No
[****]-2031		Yes
[****]-2031		No
[****]-2031	1	No
[****]-2031		Yes
[****]-2031		No
[****]-2031	3	No
[****]-2031		Yes
[****]-2031		No
[****]-2031	1	No
[****]-2031		Yes
[****]-2031		No
[****]-2031	2	No
[****]-2031		Yes
[****]-2031		No
[****]-2031	1	No
[****]-2031		Yes
[****]-2031		No
[****]-2031	1	No
[****]-2031		Yes
[****]-2031		No
[****]-2031	2	No
[****]-2031		Yes
[****]-2031		No
[****]-2031	1	No
[****]-2031		Yes
[****]-2031		No
AAL-PA-03735-LA-1106651R18 122666-1O.txt                                SA-38
Attachment B - [****] Aircraft        Boeing and American Proprietary                        Page 2

Attachment B To
Letter Agreement No. AAL-PA-03735-LA-1106651R18
737-10 [****] Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Nominal Delivery
Date	Aircraft	Month
[****]-2032	2	No
[****]-2032		Yes
[****]-2032		No
[****]-2032	2	No
[****]-2032		Yes
[****]-2032		No
[****]-2032	4	No
[****]-2032		Yes
[****]-2032		No
[****]-2032	3	No
[****]-2032		Yes
[****]-2032		No
[****]-2032	2	No
[****]-2032		Yes
[****]-2032		No
[****]-2032	2	No
[****]-2032		Yes
[****]-2032		No
[****]-2032	1	No
[****]-2032		Yes
[****]-2032		No
[****]-2032	1	No
[****]-2032		Yes
[****]-2032		No
[****]-2032	1	No
[****]-2032		Yes
[****]-2032		No
[****]-2032	1	No
[****]-2032		Yes
[****]-2033		No
[****]-2033	1	No
[****]-2033		Yes
[****]-2033		No
[****]-2033	1	No
[****]-2033		Yes
[****]-2033		No
[****]-2033	1	No
[****]-2033		Yes
[****]-2033		No
AAL-PA-03735-LA-1106651R18 122666-1O.txt                                SA-38
Attachment B - [****] Aircraft        Boeing and American Proprietary                        Page 3

Attachment B To
Letter Agreement No. AAL-PA-03735-LA-1106651R18
737-10 [****] Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Nominal Delivery
Date	Aircraft	Month
[****]-2033	1	No
[****]-2033		Yes
[****]-2033		No
[****]-2033	2	No
[****]-2033		Yes
[****]-2033		No
[****]-2033	1	No
[****]-2033		Yes
[****]-2033		No
[****]-2033	2	No
[****]-2033		Yes
[****]-2033		No
[****]-2033	1	No
[****]-2033		Yes
[****]-2033		No
[****]-2033	2	No
[****]-2033		Yes
[****]-2033		No
[****]-2033	1	No
[****]-2033		Yes
[****]-2034		No
[****]-2034	2	No
[****]-2034		Yes
[****]-2034		No
[****]-2034	1	No
[****]-2034		Yes
[****]-2034		No
[****]-2034	1	No
[****]-2034		Yes
[****]-2034		No
[****]-2034	1	No
[****]-2034		Yes
[****]-2034		No
[****]-2034	1	No
[****]-2034		Yes
[****]-2034		No
[****]-2034	2	No
[****]-2034		Yes
[****]-2034		No
AAL-PA-03735-LA-1106651R18 122666-1O.txt                                SA-38
Attachment B - [****] Aircraft        Boeing and American Proprietary                        Page 4

Attachment B To
Letter Agreement No. AAL-PA-03735-LA-1106651R18
737-10 [****] Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Nominal Delivery
Date	Aircraft	Month
[****]-2034	1	No
[****]-2034		Yes
[****]-2034		No
[****]-2034	1	No
[****]-2034		Yes
[****]-2034		No
[****]-2034	1	No
[****]-2034		Yes
[****]-2034		No
[****]-2034	1	No
[****]-2034		Yes
[****]-2034		No
[****]-2034	1	No
[****]-2035		Yes
[****]-2035		No
[****]-2035	1	No
[****]-2035		Yes
[****]-2035		No
[****]-2035	2	No
[****]-2035		Yes
[****]-2035		No
[****]-2035	1	No
[****]-2035		Yes
[****]-2035		No
[****]-2035	2	No
[****]-2035		Yes
[****]-2035		No
[****]-2035	1	No
[****]-2035		Yes
[****]-2035		No
[****]-2035	3	No
[****]-2035		Yes
[****]-2035		No
[****]-2035	2	No
[****]-2035		Yes
[****]-2035		No
AAL-PA-03735-LA-1106651R18 122666-1O.txt                                SA-38
Attachment B - [****] Aircraft        Boeing and American Proprietary                        Page 5

Attachment B To
Letter Agreement No. AAL-PA-03735-LA-1106651R18
737-10 [****] Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Nominal Delivery
Date	Aircraft	Month
[****]-2035	2	No
[****]-2035		Yes
[****]-2035		No
Total:	87

Note: [****] to Letter Agreement No. AAL-PA-3735-11066508R8
AAL-PA-03735-LA-1106651R18 122666-1O.txt                                SA-38
Attachment B - [****] Aircraft        Boeing and American Proprietary                        Page 6

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207
AAL-PA-03735-LA-2306975R4

American Airlines, Inc.
1 Skyview Drive MD8B302
Fort Worth, Texas 76155

Subject:    [****]

Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) which replaces and supersedes Letter Agreement No. AAL-PA-03735-LA-2306975R3 (R3 Agreement), is entered into on the date below and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement. Revisions to the R3 Agreement are indicated in bold text.
1.Definitions.
[****] means [****] ([****]) and [****] pursuant to Letter Agreement No. AAL-PA-03735-LA-1106651R17 entitled “[****]”.
[****] means [****] pursuant to Letter Agreement No. AAL-PA-03735-LA-2306978 entitled “[****]”.

    [****] means [****] to the Purchase Agreement as of the date of this Letter Agreement.

2.[****]. [****] Section 2.1 of the Purchase Agreement, Boeing will [****], [****], or [****]. However, if Boeing [****], or [****] as set forth in the proceeding sentence, the [****], [****], or [****].
3.[****].
3.1[****]. [****], Boeing will [****]:
3.1.1[****]. A [****] ([****]) in the [****] ([****]). The [****] ([****]) and will be [****].
3.1.2[****]. A [****] ([****]) in the [****] ([****]). Customer [****].
3.1.3[****]. A [****] ([****]) in the [****] ([****]), [****] (MTOW) of [****] [****]) of [****], and [****] ([****]) of [****], in [****]. The [****] ([****]) [****] to the Purchase Agreement in accordance with the terms and conditions of the Purchase Agreement. The [****] to the Purchase Agreement in accordance with the terms and conditions of the Purchase Agreement [****]. In the event Customer [****].
3.1.4[****]. An [****] ([****]) in the [****] ([****]). The [****].
AAL-PA-03735-LA-2306975R4    SA-38
[****]    Page 1
BOEING AND AMERICAN PROPRIETARY

3.1.5[****]. For [****] noted in [****] (as defined in the [****] LA, as defined below), Boeing will [****] in accordance with and as described in [****] of Letter Agreement No. AAL-PA-3735-2306984, as amended, entitled “[****]” (the [****] LA) in the [****] ([****]) on [****] (as defined in the [****] LA) as shown below:

[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

3.2[****]. The [****] for any and all [****] will be [****] in accordance with Article 2.2(iii) of the [****] LA.
4.[****] – [****]
4.1[****]. At the [****], Boeing will [****]:
4.1.1[****]. An [****] ([****]) in the [****] ([****]). The [****] ([****]) and will be [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.1.2[****]. An [****] ([****]) in the [****] ([****]), [****], [****], [****]. The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****]. The [****], [****], and [****] ([****]) [****] set forth in the Purchase Agreement and in accordance with the terms and
AAL-PA-03735-LA-2306975R4                                  SA-38
[****]    Page 2
BOEING AND AMERICAN PROPRIETARY

conditions of the Purchase Agreement for the [****]. In the event [****], [****] and [****], the [****].
4.1.3[****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.1.4[****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.1.5[****]. In [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.1.6[****]. In [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.1.7[****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.2[****]. At the [****], Boeing [****]:
4.2.1[****]. [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.2.2[****]. [****] ([****]) in the [****] ([****]), [****], and [****], in [****]. The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****]. The [****], the [****], and the [****] ([****]) [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement. In the event [****], [****] and [****], the [****].
4.2.3[****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.2.4[****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the for the [****].
4.2.5[****]. In [****], a [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.2.6[****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.3[****]. At the [****], Boeing will [****]:
4.3.1[****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.3.2[****]. A [****] ([****]) in the [****] ([****]), [****], [****], and [****], in [****]. The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****]. In the event [****], [****] and [****], the [****]. The [****], the [****], and the [****] ([****]) [****] set forth in the Purchase
AAL-PA-03735-LA-2306975R4                                  SA-38
[****]    Page 3
BOEING AND AMERICAN PROPRIETARY

Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.3.3[****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.3.4[****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
5.[****].
5.1If [****] of the following [****] Aircraft that is to be delivered by Boeing to Customer, [****] Aircraft [****], Boeing [****] ([****]) in the [****] ([****]):
i)[****]; and
ii)[****]; and
iii)[****].
5.2The [****] [****]).
6.[****]. [****], [****] ([****]) in the [****] ([****]). Customer [****] for [****].
7.[****].
Unless otherwise noted above, [****] pursuant to Article 3, Article 4, and Article 5 above may, [****], be [****] (i) [****], or (ii) [****] ([****]). For the avoidance of doubt and notwithstanding the foregoing, the [****] described in Article 3.1.5, above, [****].
8.Assignment.
The Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
9.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670R1 entitled “Confidentiality”.

[Intentionally Left Blank]

AAL-PA-03735-LA-2306975R4                                  SA-38
[****]    Page 4
BOEING AND AMERICAN PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	August 7, 2026

AMERICAN AIRLINES, INC.		THE BOEING COMPANY

By:	/s/ American Airlines, Inc.	By:	/s/ The Boeing Company

Name:	American Airlines, Inc.	Name:	The Boeing Company

Title:	VP, Financial Planning & Analysis	Title:	Attorney-In-Fact

AAL-PA-03735-LA-2306975R4                                  SA-38
[****]    Page 5
BOEING AND AMERICAN PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207
AAL-PA-03735-LA-2306974R2

American Airlines, Inc.
1 Skyview Drive MD8B302
Fort Worth, Texas 76155

Subject:    [****]

Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to model 737-10 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) which replaces and supersedes Letter Agreement No. AAL-PA-03735-LA-2306974R1 (R1 Agreement), is entered into on the date below and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement. Revisions to the R1 Agreement are indicated in bold text.
1.Definitions.
Airframe [****] means the airframe [****] to the Purchase Agreement and subject to the terms and conditions of the Purchase Agreement.
[****] means the [****] and [****].
[****] means the [****] in [****] and [****] that is [****] in accordance to the [****]set forth in [****] to the Purchase Agreement where the [****] such as, but not limited to [****].
[****] means the [****] from Boeing to Customer in accordance with Article 3 of this Letter Agreement.
    [****] means the [****] for a [****] as [****] in accordance with the terms and conditions of the Purchase Agreement [****] are defined in [****] to the Purchase Agreement.
[****] will have the meaning specified in Letter Agreement Number AAL-PA-03735-LA-1106651R14 relating to [****].
[****] means each [****].
[****] means the [****].
    [****] means [****] as defined in Letter Agreement No. AAL-PA-03735-LA-2306978 entitled “[****]”.
AAL-PA-03735-LA-2306974R2    SA-38
[****]    Page 1
BOEING AND AMERICAN PROPRIETARY

[****] means, for the [****] of a [****], the [****] listed under the [****] column as set forth in Attachment B to this Letter Agreement.
[****] means, for the [****] of a [****], the [****] listed under the [****] as set forth in Attachment B to this Letter Agreement.
2.Applicability.
Notwithstanding any other provision of the Purchase Agreement, the [****] for each [****] with a [****] during the [****] will be determined in accordance with this Letter Agreement.
3.[****].
3.1Boeing [****] and [****] to Customer the [****] for [****] as set forth in Attachment A to this Letter Agreement.
3.2If the [****] that the [****] will be [****] the [****] for the [****] of a [****]t (an “[****]”), then [****] will [****] Customer with an [****] in accordance with the "[****]" listed in Attachment A to this Letter Agreement. The [****] will, in [****], either:
3.2.1[****] that Boeing will [****] the [****] in the [****] of the [****] for such [****] in lieu of the [****]; or
3.2.2[****] Customer with the [****]:
(i)[****]; or
(ii)[****].
3.3If Boeing [****] Customer the [****] described in Article 3.2.2 above, then Customer [****] Boeing in [****] of its [****] ([****]) [****] ([****]).
3.3.1If Customer [****] described in Article 3.2.2(ii) above, then the [****] ([****]) [****] from the [****] ([****]). If the [****] to [****] to an [****], then [****] ([****]). If [****] to [****] in accordance with this Article 3.3.1 ([****]), then:
(i)[****].
3.3.2[****].
3.3.3[****] under Section 3.3.1 of this Letter Agreement, and [****] in accordance with Article 3.2.2(i) above [****].
3.4If the [****] that the [****] for the [****] of a [****], then an [****] at the [****] with Article 4 of this Letter Agreement.
4.[****].
If an [****] is [****] to Article 3.4 of this Letter Agreement, then the [****] as follows:
4.1[****]. If the [****] as follows:
4.1.1[****]. If the [****].
4.1.2[****]. If the [****].
4.2[****]. If the [****].
5.[****].
AAL-PA-03735-LA-2306974R2    SA-38
[****]    Page 2
BOEING AND AMERICAN PROPRIETARY

If any [****] terms and conditions set forth in the Purchase Agreement and [****] per the terms of the Purchase Agreement, then the [****].
6.[****].
The [****] in the Purchase Agreement as [****], will, subject to the terms and conditions of the Purchase Agreement, be [****].
7.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.
8.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670R1 entitled “Confidentiality”.

ACCEPTED AND AGREED TO this

Date:	August 7, 2026

AMERICAN AIRLINES, INC.		THE BOEING COMPANY

By:	/s/ American Airlines, Inc.	By:	/s/ The Boeing Company

Name:	American Airlines, Inc.	Name:	The Boeing Company

Title:	VP, Financial Planning & Analysis	Title:	Attorney-In-Fact

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ATTACHMENT A

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ATTACHMENT B

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